8-K 1 form8-k.htm

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024


       UHF LOGISTICS GROUP, INC.


(Exact Name of Registrant as Specified in Charter)


Nevada
001-363598
84-2099590
(State or Other Jurisdiction
(Commission
(IRS Employer
of Incorporation)
File Number)
Identification No.)

150 East Palmetto Park Rd, Suite 800, Boca Raton Fl 334323
(Address of Principal Executive Offices)


(561) 465-7580
(Registrants Telephone Number, Including Area Code)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2
(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).


 Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]



Item 1.01.	Restatement of pre-merger financial statements.

General

      UHF Logistics Group, Inc announces a planned restatement of financial statements for periods prior to the merger of Entrex Carbon Market, LLC which closed with UHF Logistics
Group, Inc on 04/28/2023.

Current management shall use a closing date (04/28/2023)
Balance Sheet, attached, which the pre-merger Board representative believes represents the entity at the closing of the merger transition.

      Statements filed prior to the closing date include
Entrex as a subsidiary which is inappropriate pursuant to the LOI executed by the pre-merger UHF Logistics Group, Inc., Board April 07, 2023 which closed April 28, 2023.

      Amended Financial Statements will be filed via OTCIQ upon the finalization of Name and Symbol change approval from FINRA.

SIGNATURE

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2024

UHF LOGISTICS GROUP, INC

By:	  /s/ Stephen H. Watkins
Name:  Stephen H. Watkins
 Title:  Chief Executive Officer